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EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

        The undersigned Chief Executive Officer, Director and President and Executive Vice President and Chief Financial Officer of AMC Entertainment Inc. (the "Company"), each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 10, 2016

/s/ ADAM M. ARON Adam M. Aron Chief Executive Officer, Director and President
/s/ CRAIG R. RAMSEY Craig R. Ramsey Executive Vice President and Chief Financial Officer

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  EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT